UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2014

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement
On December 18, 2014, Aspen Insurance Holdings Limited’s wholly-owned subsidiary Aspen Bermuda Limited (“Aspen Bermuda”) and Citibank Europe plc, as successor by assignment to Citibank, N.A. (“Citi Europe” and, together with Aspen Bermuda, the “Parties”) entered into an Amended and Restated Pledge Agreement, dated as of December 18, 2014 (the “Pledge Agreement”). The Pledge Agreement and the collateral pledged thereunder (the “Collateral”) secures the payment of all obligations of Aspen Bermuda pursuant to the letters of credit or similar instruments (each a “Credit”) which Citi Europe may issue for the account of Aspen Bermuda under the Master Agreement, dated as of December 15, 2003, as amended (the “Master Agreement”), between the Parties.
The terms of the Pledge Agreement were amended, among other things, to (i) change the types of securities or other assets that qualify as Collateral and to establish the method whereby securities or other assets are deemed to qualify as Collateral, (ii) provide Aspen Bermuda the right to give certain directions or entitlement orders to The Bank of New York Mellon, as securities intermediary (“BNY Mellon”), relating to the Collateral without the consent of Citi Europe provided certain conditions are satisfied, (iii) provide Citi Europe, subject to the provisions set forth in the Amended and Restated Account Control Agreement, dated as of December 18, 2014 (the “Control Agreement”), among Aspen Bermuda, Citi Europe and BNY Mellon, with the right and power to exercise exclusive control over the accounts set forth in the Control Agreement and (iv) provide a schedule of currency margins such that if the Collateral is denominated in a currency other than the Credit currency, the Collateral shall be reduced by a specified percentage. The summary above is qualified by the actual terms of the Pledge Agreement which is filed hereto as exhibit 10.1.
All other agreements relating to the letter of credit facility between Aspen Bermuda and Citi Europe, as previously filed with the Securities and Exchange Commission, remain in full force and effect and are incorporated herein by reference.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant

The information contained above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is filed as part of this report:

10.1     Amended and Restated Pledge Agreement, dated as of December 18, 2014, between Aspen Bermuda Limited and Citibank Europe plc, as successor by assignment to Citibank, N.A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: December 18, 2014	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer

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